Page Investor Meetings with Sidoti & Company March 2018 EXHIBIT 99.1

Page Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s first quarter 2018 business outlook as of February 7, 2018, which include the following: expect revenue to range between $261 million and $277 million, or down 2.8 to up 3.2 percent sequentially; expect GAAP gross margin to be 36.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 23.2 percent of revenue, plus or minus 1 percent; expect net interest expense to be approximately $1.4 million; expect tax rate to be 31.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 51 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.8 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met: the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses, such as Pericom, may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of change sin end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 7, 2018 titled, “Diodes Incorporated Reports Fourth Quarter and Fiscal 2017 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Page Rick White CFO and Secretary CFOSince 2009 SR VP, Finance3 years Texas Instruments25 years Experience: Partner, Tatum Partners CFO, Optisoft Vice President, TI Worldwide, Memory Education: MBA, Finance, University of Michigan Bachelor's Degree, Electrical Engineering, Oklahoma State University

Page Company Representative Laura Mehrl （冯蓉媞） Company spokesperson, Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Plano, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the consumer, computing, communications, Industrial and automotive segments. About Diodes Incorporated

Company Overview NASDAQ: DIOD Founded in 1959 Headquartered in Plano, TX; 21 locations globally Manufacturing in UK, Germany, China and Taiwan ISO9001:2008 Certified / TS16949:2009 Certified ISO14001 Certified Key acquisitions: Anachip Corporation, Taiwan Jan. 2006 Advanced Power Devices Nov. 2006 Zetex June 2008 Power Analog Microelectronics (PAM) Oct. 2012 BCD Semiconductor Mar. 2013 Pericom Semiconductor Nov. 2015 Over 7,692 employees worldwide 26 consecutive years of profitability Page Global Operations and World-class Manufacturing & Packaging

Global Organization - TS16949 Manufacturing Page

Page 2017: Record Annual Revenue & Gross Profit Track Record of Consistent Growth ( In millions ) +41% +3.6% -0.2% +7.7% +30.5% -4.7% +11.0% Achieved milestone of $1 Billion in Annual Revenue in Fiscal 2017 +11.9%

Vision: Create Shareholder Value Page Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT 2010 2017

Shifting Gears to Profitability Growth Page Mission: Profitability growth to expand shareholder value Strategy: Grow revenue to $2.5B at 40% GPM Goal: $1B Gross Profit by 2025

Business Model Page 2017 2025 NR$1Bà 2.5B GP%35%à40% GPM $350Mà $1B R&D%5%à 7% SG&A%15%à13% PFO15%à20%

Market Focus: Balanced Portfolio Automotive Adaptive lighting, body controls and connected driving Industrial Embedded systems and precision controls Consumer IoT: Wearables, home automation, and smart infrastructure Communication Smart phones: advanced protocols and charging Computing Cloud computing: server, storage and data centers Page Market Segment ~ 20% each

Extensive Portfolio of Automotive Products Page Infotainment & Telematics Body Control Electronics Power Train Seat Control Modules Interior and Exterior Lighting Advanced Driver Assistance Systems

Applications Driving Growth Connected driving ADAS (Advanced Driver Assistance Systems) Telematics Infotainment Systems Comfort, style and safety Lighting Migration to LED and intelligent illumination Brushless Motor Control (BLDC) Migrating from Brushed to Brushless DC Motors Electrification/Powertrain Conventional Powertrain à Hybrid à Electrification Battery management Move to 48V battery Page

Automotive Brushless DC (BLDC) Motors Migrating from Brushed to BLDC Motors (~ 30 per vehicle) Automotive market moving to BLDC motors for reliability and efficiency Forecast to grow to 3.8 Billion units by 2021 Diodes Key Products $/Car MOSFETs $18.75 Diodes Rectifiers $2.60 Hall Sensors $0.50 Gate Drivers $1.50 Crystals/XO $2.00 Total $25.35 Headlamp Height Adj Door Closer Adjustable Pedal Electronic Gear Change Tilt Steering Column Electric Trunk Rear Wiper Electric Seat Door Mirror Sunroof Wiper Cooling Fan Electronic VVT Traction Stability Blower Electronic Power Steering Water-pump Fuel Pump Electronic Parking Brake Power Window Page

Connected Driving Higher speed data rates and increased number of channels Robust and reliable data transfer ADAS, Telematics and Infotainment systems are merging into Connected Driving Forecast to grow to 280 Million units by 2021 1-PCIe n-PCIe n-PCIe IPCAM IPCAM IPCAM IPCAM Q-PCIe Packet SW Q-Xtal SoC Ethernet Controller or USB WiFi Controller Q-Clock Gen Diodes Key Products $ Per Car Connectivity: (PCIe SW + ReDrivers, Signal SW, USB charger) $8.50 Crystal/XO & Clocks  $3.50 Automotive Analog IC $1.52 MOSFETs, BJT $6.62 Diodes & Rectifiers $3.60 Total $ 23.74 Page

Automotive Summary * SemiCast Automotive Report 2016 forecast Diodes Key Products $/Car Analog $2.02 Power Management $5.99 MOS/BJT $35.02 Diodes & Rectifiers $12.69 Timing & Connectivity $15.03 Total $70.75 Diodes can address $70 of semiconductor content per vehicle. With 95M vehicles built in 2017, Diodes addressable SAM is $6.7 Billion. Page

Successful Growth in Automotive Automotive revenue 27% CAGR 2013 to 2017 Automotive now represents 8% of Diodes’ total revenue Automotive will continue to be an increasingly significant market segment for Diodes Diodes’ Automotive Revenue Page

Industrial: Automation and Precision Controls Page Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Motor controls, sensors and power management for smart meters

Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail IoT Driving Power and Connectivity Requirements Page Ultra low power for battery operated, IoT applications Serial protocols and switching for networked systems Noise immunity for integrated cameras and sensors

Efficiency, Functionality and Control for Smart Phones Focus on signal integrity and higher data rates Proliferation of USB Type-CTM connectivity and power delivery Power regulation and protection for new features Advanced power solutions for quick charge protocols Page

A Leader in Providing Total Solutions for USB Type-CTM USB-C controller with USB3.1 Gen1/Gen2 offer the best solution in the market for high level of integration, best signal integrity, lowest power dissipation Linear redrivers handle longer channels, transparency to end nodes’ link training, and power saving features Power switches offer comprehensive integrated protection features, high voltage operation, smooth transition to fast role swap and small packages Transient Voltage Suppressor offerings provide very low capacitance, protection against high surge voltage, and small packages DC-DC converters offer high efficiency, high current handling, and low EMI AC-DC Adapter/Charger solution offer high efficiency, low standby current, quick charging Page

USB Type-C USB3.1 Gen2 10Gbps – Diodes Solution Type-C controller with Mux: PI5USB31213A ReDriver/Active Mux: PI3EQX1002B(USB3.1 Gen2), PI3EQX1012C (USB3.1 Gen2 Active mux) USB2/Audio Switch: PI3USB102J, PI3DBS3224, PI3USB223 Power Switch, FET, Charge Controller: DPS1133 (Source) DPS1035 (Sink), DMT3006 (FET), PI5USB2546A (Charger) DCDC: AP6503 TVS: DT3V3F4U10LP (SS), D5VDH1U2LP (CC), DESD3V3S1BL (SBU), D15VDH1U2LP16 (VBUS) I 2 C I 2 C I 2 C Tx1, Rx1 Tx2, Rx2 D+,D - D+,D - D+,D - UART D+,D - CC1, CC2 SBU1,SBU2 Vbus Tx - Rx I / O HUB DP ReDriver USB Type-C Controller with Mux/Redriver USB3.1 Gen 2 PD Controller Power Switch/FET, Charge Controller TVS TVS TVS USB Type-C Connector TVS USB2 Mux Adj. DCDC (5/9/15/20) Page

Cloud Computing Accelerating Enterprise Market Page ReDriver support for USB connectivity Wide range of signal protocols: PCIe, SAS, SATA, GbE, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds

System Focus Industrial Controls Page

Complete Platform Solutions: Notebooks Page DCDC Converter CPU PCH MOSFET LED Driver USB 2.0 Switch A/V Codec DDR Regulator LDO Analog Switch TVS USB 3.0 ReDriver Crossbar Switch Vcore DCDC Controller Sleep / Charge Detect Video Switch MCU USB3 / DP Switch LSP Con LCD Panel TVS DP-to-VGA Converter Video Switch TVS HDMI ReDriver SATA / PCIe ReDriver HDD / SSD USB2 / 3 Switch USB Power Switch TVS Docking Sub-system DDR4 DIMM 3D Camera LDO USB3 ReDriver UART D+, D- Memory Bus DP0..3 Tx, Rx I2C D+, D- D+, D- AUXHPD+ AUXHPD- SATA / PCIe DDI USB3.0 eDP1.3 DP1.2b HDMI 1.4 TVS TVS LAN Switch MOSFET Audio Amplifier Sensor ACDC External Charger DCDC LDO Logic Sensor TVS USB Switch LED Driver Timing Signal Integrity Switching Connectivity Audio SBR ACDC Std Linear High-Speed Serial Connectivity SBR Diode Diode

Technology Focus Page Products 20Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-CTM Signal Switching High speed clocking for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest rDS(on) LDMOS for battery efficiency Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

Current PowerDI5060-8L PDI3333-8L DFN0808-4 DFN0806-3 DFN3030N-8 (Pre-mold) SOP-8/14/16L-EP MSOP-8/EP TO252-2/3/4/5L SOD123(F)/923 SOD523/323 TO220-5L TO262AA/AB QFN5050-32 DFN0604-3 2018 + ITO220AC-S DFN0806-6 DFN0603-2 TO220-2/3L PowerDI-5 PowerDI-5SP TSOT23-5/6 SOT25/26 SOT223/143 SOIC-14/16L SOP-8L DFN1114-3 (stack die) DFN5060-4 MSOP-8/10L QSOP-16/20L SOT523/353/363 ITO220S PDI-123/323 FC-DFN1212-4 TO263-2/3/5/7L SOT563/953/963 SWP-DFN1006-2 (Side-wall Plating) PowerDI3025-20 SWP-DFN2020A/B-6 FC-SSOT-23 SWP-PDI5060-8L Q DFN0606-3 DFN6040-22 TSSOP-8/14/16L(EP) FC -TSOT23-6L DFN3020R-8 (Pre-mold) DFN2010B-5 （Pre-mold） QFN2618A-16 (Chip on Lead） Power5060-8L K （2mil die） SWP-PDI5060-8L R SWP-DFN2020F-6 SWP-DFN1006H4C-2 TO252-4L B/C (2mil Al wire) QFN6060A-30 (Dual Cool/FC+Clip) SWP-PDI3333-8L FC-SOT563 QFN3035A-21 (MCM/Clip/Stack) PowerDI3333-8L (2mil die) PowerDI5060-8L S PowerDI3333-8 E (FC + Clip) PD3333D-8L （Stack Clip） Key Differentiator – Packaging Design Page Focus: Miniaturization and Power Efficiency SWP-DFN2020E-6 (Side-wall Plating)

Page Advanced Packaging Multi-Chip Packaging Miniaturization DDFN0402 the smallest discrete semiconductor package Dual-Flat No-Lead (DFN) DDFN (Encapsulated CSP)Chip-Scale Package (CSP) HS IntelliFET: ZXMS3001 Miniaturization and Multi-Chip Packaging

Page Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Chengdu, China Two fabs in Shanghai (6” and 8”), one discrete fab in Oldham, UK (6”) Bipolar, BiCMOS, CMOS and BCD process Strong engineering capabilities Packaging Wafer Fabs Efficient Manufacturing + Superior Processes Economies of Scale: Capacity & Loading Percentage in SAT *CapEx Model = 5% - 9% of Revenue

FINANCIAL OVERVIEW Page

Fourth Quarter 2017 Financial Performance Page In millions, except per share 4Q16 3Q17 4Q17 YoY Revenue $232.1 $285.2 $268.4 15.7% Gross Profit (GAAP) $67.3 $96.3 $96.4 43.2% Gross Profit Margin % (GAAP) 29.0% 33.8% 35.9% +690bp Net Income (GAAP) $1.3 $14.5 ($30.7) Net Income (non-GAAP) $7.7 $22.6 $21.6 EPS (non-GAAP) $0.15 $0.45 $0.42 280% Cash Flow from Operations $33.1 $40.9 $74.8 EBITDA (non-GAAP) $29.2 $46.8 $46.9 60.6% EBITDA (non-GAAP) 2015 129.5 2016 133.3 2017 168.2 26.2%

Page 2017 Full Year Highlights Revenue grew 11.9% to a record $1.05 billion due to continued market share gains in all regions; GAAP gross profit was a record $356.8 million, and non-GAAP gross profit for 2017 was $359.5 million; GAAP gross margin improved 330 basis points to 33.8%, and non-GAAP gross margin was 34.1%; GAAP net loss was ($1.8) million, or ($0.04) per diluted share; Non-GAAP adjusted net income increased 80.1%to $69.1 million, or $1.37 per diluted share; Excluding $12.1 million, net of tax, non-cash share-based compensation expense, both GAAP net income and non-GAAP adjusted net income would have increased by $0.24 per diluted share; and Achieved $181.1 million cash flow from operations and $70.0 million free cash flow, including $111.2 million of capital expenditures, or 10.5% of revenue. Net cash flow was negative ($44.0) million, which includes the pay down of $159.9 million of long-term debt and $8.7 million for the stock buyback.

Revenue Profile as of 4Q 2017 By End Market Page 18% 22% 26% 26% 8% Industrial Consumer Communications Automotive Computing By Channel By Region 9% 80% 11% Asia Pacific North America 69% 31% Distribution OEM / EMS Europe

Balance Sheet Page Dec 31, 2016 Cash $218 $248 $204 Short-term Investments $65 $30 $5 Inventory $203 $193 $217 Current Assets $751 $733 $662 Total Assets $1599 $1531 $1489 Long-term Debt $454 $413 $247 Total Liabilities $756 $708 $615 Total Equity $843 $820 $874 Dec 31, 2017 In millions Dec 31, 2015

Page Revenue to range between $261 million and $277 million, or down 2.8% to up 3.2%. At the mid point, this is flat to fourth quarter and represents a 13.8 percent increase year-over-year GAAP gross margin to be 36.0%, plus or minus 1% Non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 23.2% of revenue, +/- 1% Interest expense to be approximately $1.4 million, and income tax rate is expected to be 31.0%, +/- 3% Shares used to calculate diluted EPS approximately 51 million Purchase accounting adjustments for Pericom and previous acquisitions of $3.8 million after tax are not included in non-GAAP estimates First Quarter 2018 Business Outlook *Guidance as provided on February 7, 2018

Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% PFO Next Strategic Goal: $1B gross profit Strategy: $2.5B revenue at 40% GPM Tactics: Increased focus on Automotive and Industrial markets Investment for technology leadership in target products, fab processes, and advanced packaging Systems solutions to drive business expansion Page